LEASE
                                      -----

     THIS AGREEMENT OF LEASE made the day of , 1995 by and between DAVID FELD, an individual resident of the Commonwealth of Pennsylvania (hereinafter referred to as "Landlord") and TODAY'S MAN, INC., a Pennsylvania corporation (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:
                              --------------------

     1. PREMISES
        --------

        In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of each party hereto to be performed and/or paid, Landlord has agreed to let and does hereby let and demise to Tenant and Tenant has agreed to take and does hereby take and lease from Landlord certain premises at 835 Lancer Drive, Moorestown Township, Burlington County, New Jersey, including the office building and distribution center located thereon containing approximately 140,800 interior square feet and known as Block 502 - Lots 6, 7 and 9, and more fully described on Exhibit "A" attached hereto and made a part hereof ("Demised Premises" or "Property").


     2. TERM
        ----

     The "Basic Term" of this Lease shall commence on _____________ , 1995

("Commencement Date") and shall terminate January 31, 2010, unless sooner terminated as hereinafter provided. In the event the Landlord is unable to deliver possession of the Demised Premises on the Commencement Date, then Landlord shall use his best efforts to deliver possession as soon as possible thereafter and shall pro rate all sums due under this lease to account for such partial month.

     3. BASE RENTAL.
        -----------

        Tenant covenants and agrees to pay an annual minimum base rent in twelve
(12) equal monthly installments, in advance and without setoff on the first
(1st) day of each and every calendar month during the Basic Term of this Lease, in accordance with the following schedule: During each year of the term of this Lease the annual minimum base rent shall be Seven Hundred Thirty Nine Thousand Two Hundred ($739,200.00) Dollars (being Five Dollars and Twenty Five Cents ($5.25) per square foot multiplied by the 140,800 square feet contained in the Demised Premises) payable in twelve (12) equal monthly installments of Sixty One Thousand Six Hundred ($61,600.00) Dollars each ("Base Rent").


     4. REAL ESTATE TAXES.
        ------------------

        As used herein, the term "Taxes" shall mean and include all real estate taxes and assessments against the land, buildings or improvements comprising the Demised Premises described in Exhibit "A" attached hereto, that are payable to any lawful authority during the calendar year.


        During the Basic Term of this Lease and any extensions and renewals thereof, Tenant shall pay to Landlord as additional rent all Taxes assessed or imposed upon the Demised Premises provided, however, if any tax shall be imposed with respect to a period of time which commences before or ends after the Commencement Date and expiration date respectively, of this Lease, then Tenant shall only be required to pay that portion thereof which is equal to the portion of said period which falls within the Basic Term (and extension thereof, if applicable). Tenant shall pay to Landlord all Taxes within thirty (30) days after receipt of a bill therefor, accompanied by a written setting forth the amount of said Taxes.

     5. ADDITIONAL RENT.
        ---------------

        As additional rent, Tenant shall pay to Landlord the Property's "Operating Cost" (as hereinafter defined). "Operating Cost" shall mean the total cost and expense incurred by Landlord in connection with the operation, repair, maintenance, protection and management of the Property including:

        (a) Wages, salaries, fees and other compensation including all payroll taxes to or on behalf of any employee of Landlord performing services in connection with the Property;

        (b) Maintenance service including all cleaning costs, window and sidewalks maintenance, including snow and trash removal;

        (c) All utility charges not metered directly to tenants including electricity, heat, water and sewer;

        (d) All insurance costs and charges;

        (e) All office accounting and legal expenses (other than lease negotiation) incurred by Landlord in connection with the ownership and operation of the Property; and

        (f) Normal maintenance and repair expenses incurred by Landlord.

        The liability of Tenant for payment of the Property's Operating Cost shall commence as of the commencement of the Basic Term. Said Operating Costs shall be paid as additional rent based upon Operating Cost for the previous fiscal year of Landlord, in monthly installments in advance on the first day of the month at the same time and place stated for the payment of Basic Rent. The difference between the Operating Cost for the previous fiscal year and the actual Operating Cost for any applicable fiscal year shall be accounted for by Landlord within ninety (90) days following the end of Landlord's fiscal year or following the termination of, or Tenant's default under the terms of this Lease, and the necessary refund by Landlord or additional payment by Tenant, in the amount of the difference shall be paid within fifteen (15) days after being billed therefor by Landlord. Tenant's obligation to pay for said Operating Costs shall be prorated for any portion of a month.

     6. NET LEASE.
        ----------

        This Lease shall be deemed to be a net lease and Tenant shall pay to Landlord, throughout the term of this Lease, the rent, additional rent and other payments due hereunder. Tenant shall be responsible for payment of all utilities consumed at the Demised Premises. Landlord shall not be required to make any payment to maintain and carry the Demised Premises except as herein expressly set forth and except for payments under any mortgage now existing or hereinafter created by Landlord. Tenant accepts the Demised Premises in the condition in which it now is, subject to the construction of the New Building in accordance with the plans and specifications, and Tenant acknowledges that Landlord is giving no warranties with respect to zoning and/or the use to which the Demised Premises may be put.

     7. USE.
        ----

        Tenant may use or occupy the Demised Premises as and for offices and warehouse distribution center and for no other purpose unless approved by Landlord in writing.

     8. COVENANT TO PAY RENT.
        ---------------------

        Tenant shall well and truly pay to Landlord the Base Rental and additional rent herein reserved, including all payments required under this Lease, in lawful money of the United States at the office of Landlord or at such other place as Landlord may from time to time designate in writing without demand therefor, on the days and in the manner herein prescribed for the payment thereof.

     9. SUBLETTING AND ASSIGNING.
        -------------------------

        A. Tenant shall not assign this Lease or sublet all or any portion or portions of the Demised Premises without first obtaining Landlord's prior written consent thereto. Landlord agrees that any such consent shall not be unreasonably withheld or delayed. Such consent, if given, will release Tenant from its obligations hereunder. Tenant shall not convey, pledge, mortgage, encumber or otherwise transfer (collectively, "Pledge") (whether voluntarily or otherwise) this Lease or any interest in or under it. Any attempt by Tenant to assign or pledge this Lease or sublet the Demised Premises in contravention of the terms of this Lease shall constitute an Event of Default hereunder.

        B. Notwithstanding anything contained in Paragraph 9A above to the contrary, the following shall not be deemed to be an assignment or sublet of this lease requiring Landlord's prior written consent:

           (1) Change of Tenant's name; or

           (2) Merger of Tenant into another entity; or

           (3) Acquisition by Tenant of other business; or

           (4) Sale by Tenant, in bulk of assets other than in the ordinary course of business; or

           (5) Sale, issuance or transfer of the voting capital stock of Tenant or of any corporate entity which directly or indirectly controls Tenant or of any portion thereof; or

           (6) In the event that Tenant becomes a corporation whose stock is traded on a recognized public stock exchange, then the sale, issuance or transfer of any voting capital stock of Tenant.

    10. TENANT'S OBLIGATION TO REPAIR.
        ------------------------------

        Except for repairs to the roof and structural repairs to the New Building Landlord shall not be liable to make any repair whatsoever to the Demised Premises. Tenant shall, throughout the Basic Term of the Lease and any extension thereof, at its sole cost and expense, take good care of the Demised

Premises and keep it in good order and condition, whether such repairs be ordinary or extraordinary, foreseen or unforeseen. Tenant shall, at its sole cost and expense, keep the Demised Premises sidewalk immediately in front of the Building, in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice. At all times during the Basic Term or any renewal or extension thereof, Tenant shall maintain the exterior of the Building in good and attractive condition.

    11. WASTE.
        ------

        Tenant shall not do or permit waste, damage or injury to or upon the Demised Premises, or permit anything to be done upon the Demised Premises which would prevent the procurement of any insurance policies which may at any time be required pursuant to the provisions of this Lease or which may increase the premium or charges for insurance on any other portion of the Property. Tenant shall not obstruct or permit the obstruction of any street or sidewalk. Tenant shall, at its own cost and expense, remove or cause to be removed the trash and other rubbish and refuse from the Demised Premises and keep the Demised Premises clean and neat. Tenant agrees to keep all accumulated rubbish in covered containers in the rear of the New Building and to have the same removed regularly. In the event Tenant fails to do so, in addition to all other rights and remedies of Landlord, Landlord may cause the same to be done for Tenant and Tenant agrees to pay the reasonable expenses thereof upon presentation of a bill therefor.

    12. TENANT TO COMPLY WITH LAW.
        --------------------------

        Tenant shall, at its sole cost and expense, promptly comply with the requirements of every application statute, law and ordinance and with every applicable lawful regulation or order made by any federal, state, municipal or other public department, bureau, officer or authority with respect to the use or occupation of the Demised Premises, including the making of any alteration of the Demised Premises.

    13. IMPROVEMENTS, CHANGES AND ALTERATIONS.
        --------------------------------------

        Tenant shall have the right from time to time and at any time during the Basic Term of this Lease, at its sole cost and expense and without any approval by Landlord being required (except as set forth below), to make only non-structural interior alterations and changes, and structural alterations which do not increase or decrease the floor area of the New Building, any of which do not decrease the value of the New Building and do not affect the visible front of the New Building (hereinafter sometimes collectively referred to as "alterations"), subject, however, in all cases to the following:

        (a) no alterations shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all governmental authorities having jurisdiction; and

        (b) all alterations shall be made in good and workmanlike manner and in compliance with all applicable permits, ordinances, regulations and laws; and

        (c) if an alternative will substantially decrease the amount of square feet of floor area of the New Building, Tenant shall first obtain the prior written consent of Landlord to such alteration; and

        (d) if a permitted structural alteration, Tenant shall submit plans and specifications therefor to Landlord at least twenty (20) days prior to the commencement of construction thereof; and

        (e) no additional floors may be added to the New Building, and no alterations may be made which are visible from or affect the exterior of the Building.

        (f) the general contractor performing such alterations shall first execute and have recorded those documents which effect a mechanic's lien waiver in favor of Landlord binding both the general contractor and all of his subcontractors.

    14. MECHANIC'S LIENS.
        -----------------

        If, because of any act or omission of Tenant, any mechanic's or other lien, charge or order for the payment of money shall be filed against the Demised Premises and/or Property (whether or not such lien, charge or order is valid or enforceable as such), Tenant, at its sole cost and expense, shall cause it to be cancelled or discharged of record by bonding or otherwise within sixty
(60) days after the filing thereof, and Tenant shall indemnify Landlord against and save it harmless from all costs, expense, liabilities, losses, damages, suits, fines, penalties, claims and demands, including reasonable counsel fees, resulting therefrom.

    15. INSPECTION OF PREMISES BY LANDLORD.
        -----------------------------------

        Landlord, its agents or designees, shall have the right to enter the Demised Premises during reasonable business hours for the purpose of:

        (a) inspecting the Demised Premises, and

        (b) making any repairs and performing any work that may be necessary by reason of Tenant's default under any of the terms, covenants and conditions of this Lease continuing beyond the applicable periods of grace, and

        (c) exhibiting the Demised Premises for the purpose of sale or mortgage.

        Nothing in the Lease shall imply or impose any duty on Landlord to do any work which Tenant is required to perform under this Lease and the performance thereof by Landlord shall not constitute a waiver of any default by Tenant respecting such work.

    16. OWNERSHIP OF IMPROVEMENTS.
        --------------------------

        Until the termination of this Lease, title to the equipment, fixtures, furnishings and all other items installed by Tenant in the Demised Premises or thereon shall be and remain in Tenant. Upon the termination of this Lease, any fixtures, equipment or improvements (other than removable "Trade Fixtures" as the term is commonly applied), and any additions, changes and alterations in, on or at the Demised Premises shall become the property of Landlord, without payment or offset and shall be surrendered in accordance with the provisions of
Article 17.

    17. SURRENDER OF PREMISES.
        ----------------------

        Upon the termination of this Lease, Tenant shall peaceably and quietly surrender the Demised Premises in good order, repair and condition, excepting reasonable wear and tear and any condition permitted by Article 13 hereof.

    18. INSURANCE.
        ----------

        (a) Tenant, at its sole expense, shall maintain for the mutual benefit of Landlord and Tenant insurance covering the Demised Premises against loss or damage by fire and such risks as are customarily included in extended coverage endorsements attached to fire insurance policies covering property in the Township of Moorestown, State of New Jersey, in an amount equal to the replacement cost of the Building of which the Demised Premises is a part.


        (b) Tenant, at its sole expense, shall maintain, for the mutual benefit of Landlord and Tenant, comprehensive general public liability insurance against claims for bodily injury, death or property damage occurring in, on or about the Demised Premises and any adjoining sidewalk or curb (including without limitation, bodily injury, death or property damage resulting directly or indirectly from the construction of any improvements and any other charge, alteration, improvement, repair, construction or reconstruction) with minimum limits of One Million ($1,000,000.00) Dollars for bodily injury or death to any one person, Five Million ($5,000,000.00) Dollars for bodily injury or death to any number of persons arising out of one accident, and Five Hundred Thousand ($500,000.00) Dollars for property damage.

        (c) Tenant shall not carry any separate insurance of the same character required under this Article 18 unless Landlord shall be named as an insured with loss payable as herein provided.

        (d) if requested, Tenant shall add Landlord's mortgages as additional insureds to all policies required to be carried under this Article 18.

        (e) The insurance required under this Article 18 shall be maintained under valid and enforceable policies issued by insurance companies of recognized responsibility doing business in the State of New Jersey. Tenant may carry the insurance required under this Article 18 under a blanket policy covering the Demised Premises as well as other properties.

        (f) Each policy required under this Article 18 shall contain an agreement that it will not be cancelled or modified without at least thirty (30) days prior notice to Landlord and any mortgages of Landlord and that no omission or negligence of Tenant will result in forfeiture of Landlord's insurance.

        (g) Each of the parties hereto hereby releases the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not effect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available and if such policies do not provide therefor. If an additional premium is charged for such waiver, the party benefitting therefrom, if it desires to have the waiver, agrees to pay to the other the amount of such additional premium promptly upon being billed therefor.

    19. FIRE OR OTHER CASUALTY.
        -----------------------

        In the event of damage to the Demised Premises by fire or other casualty, Landlord shall at its expense cause the damage be repaired to a condition as nearly as practicable to that existing prior to the damage, with reasonable promptness and diligence. Landlord shall not, however, be obligated to repair, restore or rebuild any of Tenant's property or any alterations or additions made by Tenant. To the extent and for the time that the Demised

Premises are rendered untenantable by a casualty, the Basic Rent shall proportionately abate. In the event the damage shall involve the Property generally and shall be so extensive that Landlord shall decide not to repair or rebuild the Property, or if available insurance proceeds are insufficient to repair or rebuild the damage, or if any mortgagee of the Property shall not permit the application of adequate insurance proceeds for repair or restoration, or if the casualty shall not be of a type insured against under standard fire policies with extended type coverage, this Lease shall, at the option of Landlord, exercisable by written notice to Tenant given within ninety (90) days after Landlord is notified of the extent of the casualty, be terminated as of the date specified in such notice (which shall not be more than sixty (60) days thereafter) and the Basic Rent (taking into account any abatement as aforesaid) shall be adjusted proportionately as of the termination date and Tenant shall thereupon promptly vacate the Demised Premises.

    20. CONDEMNATION OR EMINENT DOMAIN.
        -------------------------------

        (a) Total or Partial Taking. In the event of exercise of the power of eminent domain whereby:

            (1) such portion of the Property is taken that access to the Demised Premises is permanently impaired thereby and reasonable alternate access is not provided by Landlord within a time period which is reasonable under the circumstances; or

            (2) all or substantially all of the Demised Premises or the Property is taken; or

            (3) less than substantially all of the Property is taken but Landlord, acting in good faith, determines that it is economically unfeasible to continue to operate the uncondemned portion of the Property as a commercial facility; or

            (4) ten per cent (10%) or more of the actual office building and distribution center is taken, but Tenant, acting in good faith, determines that because of such taking it is economically unfeasible to continue to conduct its business in the uncondemned portion of the Demised Premises, then in the case of
(1) or (2), either party, and in the case of (3), Landlord, and in the case of
(4), Tenant, shall have the right to terminate this Lease as of the date when possession of that part which was taken is required to be delivered or surrendered to the condemning authority; and in such case all Basic Rent and other charges shall be adjusted to the date of termination. A "taking" as such term is used in this Section 20 shall include a transfer of title or of any interest in the Property by deed or other instrument in settlement of or in lieu of transfer by operation of law incident to condemnation proceedings.

        (b) Temporary Taking. Notwithstanding anything hereinabove provided, in the event of a taking of only the right to possession of the Demised Premises for a fixed period of time or for the duration of an emergency or other temporary condition, then this Lease shall continue in full force and effect without any abatement of Basic Rent or additional rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this Lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. If the amounts payable hereunder by the condemnor are paid in monthly installments, Landlord shall apply the amount of such installments, or as much thereof as may be necessary for the purpose, toward the amount of Basic Rent and/or additional rent due from Tenant for the period, and Tenant shall pay to Landlord any deficiency between the monthly amount thus paid by the condemnor and the amount due from Tenant.

        (c) Tenant's Waiver. Regardless of whether this Lease shall terminate Tenant shall have no right to participate or share in any condemnation claim, damage award or settlement in lieu thereof with respect to any taking of any nature; provided, however, that Tenant shall not be precluded from claiming or receiving payment for Tenant's relocation and moving expenses as may be permitted under applicable law so long as the amount of same does not reduce the award which Landlord is entitle to receive.

    21. INDEMNIFICATION OF LANDLORD AND RELEASE.
        ---------------------------------------

        (a) Tenant agrees to indemnify and save harmless Landlord from and against any and all claims by or behalf of any person or persons, firm or firms, corporation or corporations, and any other entity arising from the occupancy, conduct, operation or management of the Demised Premises or from any work or thing whatsoever done or which was not done in and on the Demised Premises, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or under the law, or arising from any act, neglect or negligence of Tenant, or any to its agents, contractors, servants, employees, or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the term of this Lease, whether or not such event results from a condition which existed prior to the execution of this Lease and whether or not such event results in the termination of this Lease by reason of damage to or destruction of the Demised Premises, in any portion of the Demised Premises, and from and against all costs, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon (including without limitation the fees of attorneys, investigators and experts).

        (b) Landlord shall not be held responsible for, and is hereby expressly relieved from, any and all liability by reason of any injury, loss or damage to persons or property in or about the Demised Premises or the Property, whether the same be due to fire, breakage, leakage, water flow, steam, gas, use, misuse, hatches, openings, defective construction or physical conditions anywhere in the New Building, failure of water supply, or light or power, defects in electrical wiring, plumbing or other equipment or mechanism, wind, lightening, storm or any other cause whatsoever whether the loss, injury or damages be to the person or property of Tenant or any other person.

    22. CURING TENANT'S DEFAULTS.
        -------------------------

        If Tenant shall be in default in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to do so), in addition to any other rights it may have under this Lease, in law or equity, and after written notice to Tenant, except in case of emergency, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest at a rate of interest per annum equal to the announced prime rate of Fidelity Bank for unsecured short term loans (the Default Rate"), from the respective dates of Landlord's making of the payments and incurring of the costs, on all sums advanced by Landlord as aforesaid, which sums and costs, together with interest thereon, shall be deemed additional rent hereunder and shall be payable upon demand.

    23. DEFAULT PROVISIONS.
        -------------------

        This Lease and the term and estate hereby granted are subject to the limitation that:

        (a) Whenever Tenant shall default in the payment of any installment of rent or of any other sum payable by Tenant to Landlord and Tenant shall fail to pay the same within ten (10) days after written notice from Landlord; except that Landlord shall not be required to give more than four (4) such notices in any consecutive twelve month period in which event the failure to pay the same shall be a default without such notice if payment is not made within ten (10) days after the date upon which the same ought to be paid; or

        (b) Whenever Tenant shall do, or permit anything to be done, whether by action or inaction, contrary to any covenant or agreement on the part of Tenant herein contained or contrary to any of the covenants, agreements, terms or provisions of this Lease, or shall fail in the keeping or performance of any of the covenants, agreements, terms or provisions contained in this Lease which on the part or behalf of Tenant are to be kept or performed and Tenant shall fail to cure the same within twenty (20) days after Landlord shall have given to Tenant a written notice specifying the same; provided, if it is of such a nature that it cannot be cured within such twenty (20) day period, if Tenant shall have failed to commence the cure within such twenty (20) day period and thereafter to diligently and continually prosecute the cure until fully corrected; or

        (c) Whenever an involuntarily petition shall be filed against Tenant under any bankruptcy or insolvency law or under the reorganization provisions of any law or like import, or a receiver of or for Tenant or the property of Tenant shall be appointed without the acquiescence of Tenant, and such situation under this paragraph 23(c) shall continue and shall not be remedied by Tenant within sixty (60) days after the happening of any such event; or

        (d) Whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency law, or whenever any court of competent jurisdiction shall approve a petition filed by Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant under Chapter 11 of the United States Bankruptcy Code or under the provisions of any law of like import, or whenever Tenant shall vacate or desert or abandon the Demised Premises; then, and in addition to any other rights or remedies Landlord may have under this Lease, at law, or in equity, Landlord shall have the following rights:

            (1) To accelerate the whole or any part of the rent for the entire unexpired balance of the term of this Lease, as well as all charges, payments, costs and expenses herein agreed to be paid by Tenant, and any rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, and/or any other charges or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges, expense or costs herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance.

            (2) To re-enter the Demised Premises and remove all persons and all or any property therefrom by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Demised Premises, together with all additions, alterations and improvements. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part or parts thereof, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

            (3) To terminate this Lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the rent reserved for the balance of the term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of six (6%) percent per annum to their then present worth, which amount shall be immediately due and payable from Tenant to Landlord.

            (4) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law or in equity provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

            (5) No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

    24. DEFINITIONS OF "LANDLORD" AND "TENANT".
        ---------------------------------------

        (a) The term "Landlord", as used in this Lease, so far as Landlord's covenants and agreements under this Lease are concerned, shall be limited to mean and include only the owner or owners at the time in question. In the event of any conveyance of such interest, Landlord herein named and each subsequent grantor shall be automatically relieved, from and after the date of such conveyance, of all liability respecting the performance of any Landlord's covenants and agreements thereafter to be performed, and such grantee shall be bound by all such covenants and agreements, it being intended that Landlord's covenants and agreements shall be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership. In any event, the liability of the Landlord under this Lease, and the liability of its successors and assigns, shall be limited to its interest in the Demised Premises, and Tenant shall not attempt to collect or enforce any indebtedness out of or from any asset of Landlord other than the Demised Premises and its interest therein. In the event any judgment is entered into against Landlord by reason of any obligation under this Lease, Tenant shall cause the restrictions hereinabove stated to be noted in the judgment index.

        (b) The term "Tenant" as used in this Lease, so far as covenants, conditions and agreements to be performed on the part of Tenant are concerned, shall be limited to mean Feld & Sons, Inc. t/a Today's Man, a Pennsylvania corporation, and any subsequent permitted owner from time to time of the Tenant's interest in this Lease. In the event of any permitted assignment or other transfer of this Lease of all of Tenant's interests herein, the said Feld & Sons, Inc. (and in case of any subsequent permitted assignment or other transfer, the then assignor or transferor) shall be relieved from liability hereunder.

     25. NOTICES.
         --------

         Any notice, consent, approval, request or demand required or permitted to be given in this Lease shall be in writing, sent by postage certified mail, return receipt requested, addressed, as the case may be, to Landlord and Tenant at:
                                 835 Lancer Drive
                                 Moorestown, New Jersey 08057

or to such other address as the party to receive notice shall designate for itself in the matter herein provided. Such notice or demand shall be deemed to have been given on the date it shall have been mailed, as aforesaid.

    26. ESTOPPEL CERTIFICATE.
        ---------------------

        Within fifteen (15) days after request by either party, the other part to this Lease, from time to time and without charge, shall deliver to the requesting party or to any person, firm or corporation specified by the requesting party, duly execute and acknowledged instrument, certifying:

        (a) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as modified, and stating any such modification; and

        (b) whether such party knows of any default by the requesting party in the performance by the requesting party of the terms, covenants and conditions of this Lease, and specifying the nature of such defaults, if any; and

        (c) the dates to which the Basic Rental and additional rental has been paid.

    27. ALL RIGHTS CUMULATIVE.
        ----------------------

        All the rights and remedies of Landlord and Tenant herein mentioned or referred to or arising hereunder shall be deemed to be distinct, separate and cumulative, notwithstanding that specific sections of this Lease may not so provide, and no one or more of them, whether exercised or not, nor any mention of or reference to any one or more of them herein, shall be deemed to be in exclusion of or a waiver of any of the others or of any rights or remedies which Landlord or Tenant might have, whether by present or future law or pursuant to the Lease.

    28. SIGNS.
        -----

        Except for signs which are located wholly within the interior of the Demised Premises and which are not visible from the exterior of such New Building, no signs shall be placed, erected, maintained or painted at any place upon the New Building or Property without the prior written consent of Landlord as to size, design, color, location, content, illumination, composition or material, and mobility thereof.

    29. SUBORDINATION.
        --------------

        Tenant agrees that this Lease shall, at the request of Landlord, be subordinate to any mortgages that are now, or may hereafter be, placed upon the Demised Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided that the mortgagees named in said mortgages shall agree to recognize the interest of Tenant under this Lease in the event of foreclosure, if Tenant is not then in default.

    30. ATTORNMENT.
        -----------

        If, and so long as, any mortgage on the Property is in effect, then at the option of the mortgagee:

        (a) This Lease and Tenant's tenancy hereunder will continue in full force and effect notwithstanding

              (i) the occurrence of any event of default under such mortgage;

             (ii) any failure by Landlord to comply with any provision of this Lease;

            (iii) any defense, counterclaim or setoff to which Tenant might be entitled against Landlord under this Lease;

             (iv) any delay or omission by the mortgagee in exercising, or any waiver by the mortgagee of, any right or remedy under the Mortgage or the note which it secures ("Note");

              (v) any amendment of or supplement to the Note or the mortgage which does not affect any rights of Tenant under this Lease;

             (vi) any bankruptcy, receivership, insolvency, reorganization, composition, dissolution, liquidation, or similar proceeding with respect to Landlord.

        (b) If any such mortgagee shall enter into and become possessed of the Demised Premises or any part thereof through summary or other proceedings,

Tenant shall be obligated to pay to such mortgagee the rent payable hereunder as the same becomes payable and otherwise to comply with the provisions hereof on the part of Tenant to be complied with; and

        (c) If any such mortgagee or any purchaser at any public or private foreclosure sale resulting from any default under any such mortgage, shall enter into and become possessed of the Demised Premises or any part thereof through summary or other proceedings, Tenant, without charge therefore, will attorn to such mortgagee or purchaser, as the case may be, and recognize such mortgagee or purchaser as its Landlord under this Lease, in accordance with all of the provisions hereof, and will promptly execute upon request of such mortgagee or purchaser an agreement of attornment, in recordable form.

    31. QUIET ENJOYMENT.
        ----------------

        Landlord covenants that if and so long as Tenant keeps and performs each and every covenant, agreement, term, provision and condition in this Lease contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Demised Premises without hindrance or molestation by Landlord or anyone claiming any interest directly from Landlord (except for any entity with which Tenant has executed a non-disturbance agreement), subject to the covenants, agreements, terms provisions or conditions of this Lease.

    32. CROSS-BROKERAGE.
        ----------------

        Each part agrees to indemnify the other and hold the other harmless from and against the claims of any and all brokers and other intermediaries employed by the indemnifying party and/or who claim to have been employed by the indemnifying party in connection with the entering into of this Lease.

    33. HEADINGS.
        ---------


        The headings of particular paragraphs herein are inserted for the purpose of reference and convenience only and are in no way to be construed or deemed to be a part of this Lease or as a limitation on the scope of the particular paragraph to which they refer.

    34. RIGHTS OF SUCCESSORS AND ASSIGNS.
        ---------------------------------

        The covenants and agreements contained in the within Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors and assigns, except as expressly otherwise provided herein.

    35. NO PARTNERSHIP.
        ---------------

        Nothing contained herein shall be construed to create a partnership or joint venture between Landlord and Tenant, or render Landlord in any way responsible for the debt or losses of Tenant.

    36. NO ORAL MODIFICATION.
        ---------------------

        All understandings and agreements between the parties with respect to the Demised Premises and Property are merged within this Lease, which alone fully and completely set forth the understandings of the parties hereto. This Lease and any and all provisions hereof may not be changed, modified or discharged except by a written agreement signed by the party against whom enforcement of any change, modification or discharge is sought. No covenant, agreement, term, provision or condition of this Lease shall be deemed to have been waived by either party unless such waiver be in writing and signed by the waiving party or its duly authorized agent. Consent of either party to any act or matter must be in writing and shall apply only with respect to the particular act or matter to which such consent is given and shall not relieve the party obtaining such consent from the obligations wherever required under this Lease to obtain the consent of the other party to any other act or matter. Receipt or acceptance of rent by Landlord shall not be deemed to be a waiver of any default under the covenants, agreements, terms, provision and conditions of this Lease, or of any right which Landlord may be entitled to exercise under this Lease.

    37. CONSTRUCTION, INVALIDITY OR ANY PROVISION.
        ------------------------------------------

        This Lease shall be construed and enforced in accordance with the laws of the State of New Jersey. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

    38. TOXIC WASTE.
        ------------

        Tenant covenants that:

        (a) no toxic or hazardous substance, including, without limitation, asbestos and the group of organic compounds known as polychlorinated biphenyls, shall be generated, treated, stored or disposed or, or otherwise deposited in or located on the Property, including without limitation, the surface and subsurface waters of the Property;

        (b) no activity shall be undertaken on the Property which would cause

            (i) the Property to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise bring the subject Property within the ambit of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss.6901 et seq., or any similar state law or local ordinance;

           (ii) a release or threatened release of hazardous waste from the Property within the meaning of, or otherwise bring the Property within the ambit of, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.9601-9657, or any similar state law or local ordinance or any other Environmental Law, or

          (iii) the discharge of pollutants or effluents into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, 33 U.S.C. ss.1251 et seq., or the Clear Air Act, 42 U.S.C. ss.7401 et seq., or any similar state law or local ordinance;

        (c) there shall be no substances or conditions in or on the Property which may support a claim or cause of action under RCRA, CERCLA, or any other federal, state or local environmental statutes, regulations, ordinances or other environmental regulatory requirements, and

        (d) there shall be no underground storage tanks or underground deposits located on the Property.

    39. ISRA.
        -----

        (a) Notwithstanding anything in this Lease to the contrary, if N.J.S.A. 13:1K-6 et seq. shall be applicable to the Property, and to the extent such statute requires, Tenant agrees that, at its sole cost and expense, it shall strictly observe, comply and fulfill and shall take all necessary steps to cause any and all subtenants, if any, to strictly observe, comply and fulfill all of the terms and provisions of the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., as the same may be amended from time to time and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by the Department of Environmental Protection and Energy ("DEPE"), or any subdivision or bureau thereof, or any other governmental or quasi-governmental agency, authority or body having jurisdiction. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directives are hereinafter in this Section collectively referred to as "ISRA").

        (b) Tenant agrees that it shall, at its sole cost and expense:

            (i) Post or cause to be posted any financial guarantee or other bond required to secure implementation and completion of any Remedial Action Workplan (hereinafter "Workplan"), and

           (ii) Promptly implement and prosecute to completion or cause to be so implemented and prosecuted any Workplan, in accordance with the criteria, procedures and time schedules contained in said Workplan or as may be otherwise ordered or directed by DEPE or such other agency or body as shall then have jurisdiction over said Workplan.

        (c) Without limiting the foregoing, Tenant agrees,

            (i) at its sole cost and expense, to promptly discharge and remove any lien or other encumbrance against the Property; and

           (ii) to indemnify and hold Landlord harmless from and against any and all liability, penalties, losses, expenses, damages, costs, claims, causes of action, judgments and/or the like of whatever nature, including, but not limited to, reasonable attorneys' fees, to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment and/or the like arise from or in connection with Tenant's failure or inability, for any reason whatsoever, to observe or comply with ISRA and/or the provisions of this Section.

        (d) Without limiting the foregoing, Tenant represents, covenants and agrees that it has not entered into, and shall not at any time prior to the termination of this Lease, enter into, any sublease, contract, agreement or other arrangement written or oral, with or without consideration, of whatever sort and however denominated (hereinafter collectively in this Paragraph referred to as the "Agreement"), which permits the use and/or occupancy of all or any part of the Property for the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substances or wastes (as said terms are defined in ISRA) on site, above ground or below ground.

        Tenant further represents, covenants and agrees that the Property shall not, without the prior written consent of Landlord having been obtained, at any time during the term of this Lease contain any underground or above-ground tanks for the storage of fuel oil, gasoline and/or other petroleum products or by-products.

   40. SPILL COMPENSATION AND CONTROL ACT.
       -----------------------------------

       (a) Notwithstanding anything in this Lease to the contrary, to the extent that such statute requires, Tenant agrees that, at its sole cost and expense, it shall strictly observe, comply and fulfill all of the terms and provisions of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. as the same may be amended from time to time and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by the Department of 0Environmental Protection and Energy ("DEPE"), any subdivision or bureau thereof, or any other governmental or quasi-governmental agency or body having jurisdiction. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directives are hereinafter in this Section collectively referred to as "Spill Compensation Act.")

        (b) Without limiting the foregoing, Tenant represents, covenants and agrees that:

            (i) It has not done or omitted to do; it has not suffered the commission or omission of; it shall not do or omit to do; and it shall not suffer the commission or omission of any act the commission or omission of which is prohibited by, or may result in liability under, the Spill Compensation Act, including, without limitation, the discharge of petroleum products or other hazardous substances (as said terms are defined in the Spill Compensation Act);

           (ii) From and after the date hereof, whenever the Spill Compensation Act requires the "owner or operator" to do any, act, Tenant shall do such act on his own account and for the account of Landlord, it being the intention of the parties hereto that Landlord shall be free of all expenses and obligations arising from or in connection with compliance with the Spill Compensation Act;

          (iii) Tenant has not in the past, and does not now own, operate or control and shall not during the term of this Lease acquire, own, operate or control any major facility (as said term is defined in the Spill Compensation
Act) or any hazardous or solid waste disposal facility;

           (iv) Tenant has not entered into, and shall not at any time during the term of this Lease enter into any Agreement for the use and occupancy of, or otherwise relating to, the Property or any other property, real or personal, owned, operated or controlled by Tenant and located within the State of New Jersey, which permits the discharge by any party thereto of petroleum products and other hazardous substance; and

            (v) To the best of Tenant's knowledge, neither Tenant nor any tenant has in the past, is presently or shall in the future discharge any petroleum product or other hazardous substances upon any property real or personal, owned, operated and controlled by Tenant and located within the State of New Jersey.

        (c) Without limiting the foregoing, Tenant agrees:

            (i) at its own cost and expense, to promptly discharge and remove any lien or other encumbrance against the Property or any other property owned or controlled, in whole or in part, by Tenant; and

        (ii) to indemnify and hold Landlord harmless from and against any and all liability, penalties, losses, expenses, damages, costs, claims, causes of action, judgment and/or the like, or whatsoever nature, including, but not limited to, reasonable attorneys' fees.

    41. NOTICE OF VIOLATION.
        --------------------

        In the event that Tenant shall receive a notice of a violation of ISRA or the Spill Compensation Act from the applicable governmental authorities having jurisdiction thereover or a notice of a discharge of any petroleum product or other hazardous substances upon the Property or upon any other property owned, operated or controlled by Tenant and located within the State of New Jersey from any party whatsoever. Tenant shall forthwith deliver to Landlord a copy of such notice. In the event that Tenant shall fail or neglect to promptly commence to cure such violation of ISRA or the Spill Compensation Act or to clean upon such discharge (as the case may be), if required either under ISRA or the Spill Compensation Act, and to diligently proceed to complete same,

Landlord or its agents may, without any obligation to do so, enter the Property or such other property of Tenant, and cure such violation or clean up discharge at the cost and expense of Tenant, and in case of Tenant's failure to pay therefore, the said cost and expense shall be added to the unpaid principal balance.

        IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be executed this Indenture of Lease as of the day and year first above written, with intent to be legally bound hereby.

                                           LANDLORD:

                                                                          (SEAL)
----------------------                     --------------------------------
WITNESS                                    DAVID FELD


                                           TENANT:

                                           TODAY'S MAN, INC.

(Corporate Seal)

                                           BY:
                                              -----------------------------
F:\users\dsm\feld\lease.raf
                                           Attest:
                                                  -------------------------

                                   EXHIBIT "A"